United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4314

(Investment Company Act File Number)

Intermediate Municipal Trust

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 05/31/18

Date of Reporting Period: 05/31/18

Item 1.	Reports to Stockholders

Annual Shareholder Report
May 31, 2018
Share Class | Ticker	Institutional* | FIMYX	Service* | FIMTX
* Institutional Shares were formerly Class Y Shares and Service Shares were formerly Institutional Shares

Federated Intermediate Municipal Trust
Fund Established 1985

A Portfolio of Intermediate Municipal Trust
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from June 1, 2017 through May 31, 2018. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Intermediate Municipal Trust (the “Fund”), based on net asset value for the 12-month reporting period ended May 31, 2018, was 0.43% for the Fund's Institutional Shares and 0.20% for Service Shares. The 0.43% total return for Institutional Shares for the reporting period consisted of 2.40% of tax-exempt dividends and reinvestments and -1.97% of depreciation in the net asset value of the shares.1 The total return for the S&P Municipal Bond Intermediate Index (SPMBII),2 the Fund's broad-based securities market index, was 0.39% during the same period. The total return of the Morningstar Municipal National Intermediate Funds Average (MNIFA),3 a peer group average for the Fund, was 0.75% during the same period. The Fund's and MNIFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the SPMBII.
During the reporting period, the most significant factors affecting the Fund's performance relative to the SPMBII were: (a) the effective duration of its portfolio (which indicates the portfolio's sensitivity to changes in interest rates);4,5 (b) the allocation of the portfolio among securities of similar issuers (referred to as “sectors”); and (c) the credit rating of portfolio securities.6
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET overview
During the reporting period, 10-year U.S. Treasury yields increased from a low of 2.04% in September 2017 to a high of 3.11% in May 2018 and averaged 2.51%. Economic activity in the U.S. continued to expand at a moderate pace.
Accommodative financial conditions, the recently enacted U.S. tax legislation and an improved global economic outlook supported economic growth over the reporting period. Inflation showed signs of picking up during the reporting period; however, it continued to run below the two percent target inflation rate of the Federal Reserve (the “Fed”). This partly reflected declines in energy prices and impacts of the dollar's strength on non-energy imports. The Fed's decision to raise the federal funds' target rate three times by ¼ percent each time during the reporting period was mostly anticipated by the markets. In determining the size and timing of changes in the federal funds' target rate, changes in the Federal Open Market Committee's indicators of maximum employment and a two percent inflation target were essential. The Fed reaffirmed that adjustments to the policy path would depend on assessments of how the economic outlook and risks to the outlook were evolving. The labor market continued to strengthen during the reporting period as economic activity expanded at a moderate pace. Job gains remained strong, and the unemployment rate stayed low during the reporting period. Measures of
Annual Shareholder Report

consumer and business sentiment also improved during the reporting period. Considerable uncertainty remained regarding the prospects for changes in government policies as well as the timing and magnitude of the net effect of such changes on economic activity. Health care reform, tax reform, changes in financial regulations and trade and tariff negotiations were among the important policy decisions that had significant impacts on the financial markets during the reporting period.
The U.S. dollar strengthened against the currencies of most advanced economies during the reporting period amid concerns about growth in those countries as well as announcements by several central banks regarding monetary policy actions. The European and Japanese Central Banks were anticipated to make changes to their asset purchase programs during the reporting period.
Major U.S. tax reform occurred during the reporting period through the passage of Tax Cut and Jobs Act of 2018 (“Tax Reform Act”), which reduced both corporate and individual tax rates. The top tax rate for individuals declined from 39.6% to 37% and the legislation either eliminated, modified or limited numerous deductions. The municipal bond market was spared many of the potentially negative tax law changes that were proposed, such as the limitation on the tax exemption for municipal bond interest. As a result, the impact of the Tax Reform Act's implementation on the municipal bond market has not been significant. The supply of municipal debt has been to some degree reduced during the reporting period as a result of the elimination of advanced refundings by municipal issuers. Also, the modestly lower corporate tax rate is expected over time to reduce corporations' demand for holding municipal debt.
State and local government payrolls increased somewhat during the reporting period while nominal construction spending by these governments declined, reflecting a reticence to take on additional debt. The spread between “AAA”- and “BBB”-rated general obligation debt narrowed at different maturities along the yield curve during the period. Credit quality continued to be generally stable. However, fiscal distress continued to be a focal point for states such as Connecticut, New Jersey and Illinois during the reporting period. The municipal bond market's technical (supply and demand) position was mostly favorable over the reporting period. The issuance of municipal debt increased near the end of 2017 in anticipation of the impacts of federal tax reform on the market and the issuers of municipal debt. The issuance declined significantly beginning in 2018 compared to previous periods, as the ability to advance refund existing debt became disallowed. Flows from investors into intermediate, long and high-yield municipal bonds were mostly positive and broad-based for a significant portion of the reporting period. The intermittent flight-to-quality by investors as a result of the unstable global political and economic environment also favored municipal bonds, as they were viewed as a safer alternative investment.
Annual Shareholder Report

Chicago and the state of Illinois struggled to come to political terms over a solution for underfunded pensions and revenue shortfalls during the reporting period. The risk of additional municipal issuers becoming distressed continued throughout the reporting period. Some state and local governments turned to the courts for assistance in lowering their onerous pension liabilities, but responses from the courts were generally not favorable. Any workouts of these concerns are likely to take many years, which will continue to constrain state and local government budgets and limit their capacity to deal with severe infrastructure needs. The ongoing pressures on public pension plans and their unfunded liabilities continued to receive significant scrutiny during the reporting period.
DURATION
As determined at the end of the reporting period, the Fund's dollar-weighted average duration for the reporting period was 4.7 years. Duration management continued to be a significant component of the Fund's investment strategy. The Fund's average duration was slightly shorter than the average duration of the SPMBII during the reporting period. Tax-exempt municipal bond yields increased across the entire municipal yield curve, but increased by a greater amount for bonds with shorter maturities, as the yield curve significantly flattened during the reporting period. Bonds with a longer duration outperformed bonds with a shorter duration during the reporting period due to their differences in interest rate volatility. As a result of the Fund's yield curve positioning and the durations of the Fund's bond holdings relative to those included in the SPMBII, duration had a positive impact on Fund performance over the reporting period. The Fund used Treasury interest rate futures7 to manage duration over the reporting period. The use of these instruments had a small negative impact on performance relative to the SPMBII.
SECTOR ALLOCATION
During the reporting period, the Fund's sector allocations had an overall negative effect on Fund performance. The Fund's underweight exposure relative to the SPMBII in local general obligation debt added positive excess return due to the underperformance of this sector. The Fund also generated positive excess return due to its overweight position in outperforming sectors such as hospitals, industrial development and dedicated tax debt, relative to the SPMBII. However, the Fund's overweight position in transportation financings and higher education bonds contributed negative excess return due to these sectors' underperformance relative to the SPMBII. Pre-Refunded bonds are escrowed in Treasury securities until their most recent call date. Pre-Refunded bonds underperformed relative to the SPMBII and also generated negative excess return as the sector underperformed the benchmark over the reporting period.
Annual Shareholder Report

The Fund's holdings of Illinois and New Jersey state related debt and the city of Chicago's bonds increased in price as several positive political and economic events occurred near the end of the reporting period, thereby providing a positive contribution to relative performance.
CREDIT QUALITY
During the reporting period, investor appetite for yield in the low interest rate environment increased municipal bond fund inflows and resulted in outperformance of revenue bonds rated “BBB” and “A” (or unrated bonds of comparable quality) relative to revenue bonds rated in the higher rating categories (or unrated bonds of comparable quality). Bonds in the noninvestment-grade8 category, below “BBB,” also outperformed the higher rating categories. With the decrease in these particular credit spreads during the reporting period, and to a lesser extent for “AAA”- and “AA”-rated (or unrated comparable quality) debt, the Fund's overweight position, relative to the SPMBII, in “BBB” and “A”-rated (or unrated comparable quality) revenue debt and underweight in “AAA”- and “AA”-rated (or unrated comparable quality) debt during the reporting period had a positive impact on the Fund's performance, as the yield on “BBB” and “A”-rated revenue bonds and (or unrated comparable quality) debt decreased to a greater extent than for other investment-grade securities. The Fund's noninvestment-grade holdings of tobacco settlement debt also provided strong excess returns relative to the SPMBII over the reporting period.
1	Income may be subject to state taxes, local taxes and the federal alternative minimum tax for individuals.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the SPMBII.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MNIFA.
4	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
5	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management's Discussion of Fund Performance, duration is determined using a third-party analytical system.
6	Credit ratings pertain only to the securities in the portfolio and do not protect Fund shares against market risk.
7	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
Annual Shareholder Report

8	Investment-grade securities and noninvestment-grade securities may either be: (a) rated by a nationally recognized statistical rating organization or rating agency; or (b) unrated securities that the Fund's investment adviser (“Adviser”) believes are of comparable quality. The rating agencies that provided the ratings for rated securities include Standard and Poor's, Moody's Investor Services, Inc. and Fitch Rating Service. When ratings vary, the highest rating is used. Credit ratings of “AA” or better are considered to be high credit quality; credit ratings of “A” are considered high or medium/good quality; and credit ratings of “BBB” are considered to be medium/good credit quality and the lowest category of investment-grade securities; credit ratings of “BB” and below are lower-rated, noninvestment-grade securities or junk bonds; and credit ratings of “CCC” or below are noninvestment-grade securities that have high default risk. The presence of a ratings modifier, sub-category, or gradation (for example, a (+) or (-)) is intended to show relative standing within the major rating categories and does not affect the security credit rating for purposes of the Fund's investment parameters. Any credit quality breakdown does not give effect to the impact of any credit derivative investments made by the Fund. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graphs below illustrate the hypothetical investment of $10,0001 in Federated Intermediate Municipal Trust (the “Fund”) from May 31, 2008 to May 31, 2018, compared to the S& P Municipal Bond Intermediate Index (SPMBII)2 and the Morningstar Municipal National Intermediate Funds Average (MNIFA).3 The Average Annual Total Return table below shows returns for each class averaged during the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of May 31, 2018
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 5/31/2018
	1 Year	5 Years	10 Years
Institutional Shares	0.43%	2.42%	3.73%
Service Shares	0.20%	2.23%	3.54%
SPMBII	0.39%	2.64%	4.25%
MNIFA	0.75%	2.27%	3.51%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The SPMBII and the MNIFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average. Beginning on July 31, 2013, the Fund changed its policy so that it may invest without limitation in investments the interest from which (while exempt from federal regular income tax) may be subject to the alternative minimum tax (AMT). Also effective July 31, 2013, the Fund changed its policy such that normally, up to 15% of the Fund's total assets may be invested in securities rated below investment grade (or unrated securities of comparable quality), which are also known as junk bonds and such that the Fund may opportunistically invest up to 25% of the Fund's total assets in securities rated below investment grade. Prior to that date, the Fund's Adviser normally invested the Fund's assets entirely in securities whose interest is not subject to the AMT and the Fund's portfolio securities were investment grade or of comparable quality. As a result of the difference in investment strategy, the Fund's performance shown might have differed materially.
2	The SPMBII consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of 15 years. The S&P Municipal Bond Index is designed to track fixed-rate tax-free bonds and bonds subject to the AMT. The S&P Municipal Bond Index includes bonds of all quality—from “AAA” to non-rated, including defaulted bonds—and from all sectors of the municipal bond market. The SPMBII is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Unlike the Fund, the SPMBII is unmanaged and is not affected by cash flows. It is not possible to invest directly in this index.
3	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
Annual Shareholder Report

Portfolio of Investments Summary Table
At May 31, 2018, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Toll Road	11.0%
Airport	10.8%
Industrial Development/Pollution Control Revenue	10.7%
Education	8.9%
Water & Sewer	8.0%
Dedicated Tax	6.4%
General Obligation—State	5.9%
Public Power	5.9%
Hospital	5.0%
Senior Care	4.9%
Other[2]	22.4%
Other Assets and Liabilities—Net[3]	0.1%
TOTAL	100.0%
1	Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. For securities that have been enhanced by a third-party guarantor, such as bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser.
2	For purposes of this table, sector classifications constitute 77.5% of the Fund's total net assets. Remaining sectors have been aggregated under the designation “Other.”
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
May 31, 2018
Principal Amount			Value
		MUNICIPAL BONDS—98.0%
		Alabama—1.5%
$1,000,000		Alabama State Port Authority, Docks Facilities Revenue Bonds (Series 2017A), 5.00%, 10/1/2026	$1,137,640
		Arizona—1.5%
1,000,000		Glendale, AZ, Subordinate Excise Tax Revenue Refunding Obligations (Series 2017), 5.00%, 7/1/2028	1,178,720
		California—4.4%
1,000,000	[1]	Bay Area Toll Authority, CA San Francisco Bay Area Toll Bridge Revenue Bonds (SIFMA Index Rate Bonds Series 2001A) FRNs, 2.31%, (SIFMA 7-day +1.25%), Mandatory Tender 4/1/2036	1,052,870
1,000,000		California State University (The Trustees of), Systemwide Revenue Bonds (Series 2014A), 5.00%, 11/1/2029	1,167,140
1,000,000		California State, Various Purpose UT GO Refunding Bonds, 5.00%, 8/1/2031	1,154,800
		TOTAL	3,374,810
		Colorado—6.7%
1,000,000		Colorado Health Facilities Authority (Covenant Retirement Communities, Inc.), Revenue Refunding Bonds (Series 2012B), 5.00%, 12/1/2023	1,104,250
1,355,000		Denver (City & County), CO (Denver, CO City & County Airport Authority), Airport System Revenue Bonds (Series 2010A), 5.00%, 11/15/2022	1,451,259
1,000,000		Denver, CO City & County School District #1, GO Bonds (Series 2017), 5.00%, 12/1/2024	1,167,860
500,000		Denver, CO Convention Center Hotel Authority, Senior Revenue Refunding Bonds (Series 2016), 5.00%, 12/1/2027	575,275
750,000		University of Colorado, University Enterprise Revenue Bonds (Series 2011A), 5.00%, (United States Treasury PRF 6/1/2021@100), 6/1/2024	817,073
		TOTAL	5,115,717
		District of Columbia—2.3%
550,000		District of Columbia Revenue (Friendship Public Charter School, Inc.), Revenue Bonds (Series 2016A), 5.00%, 6/1/2036	601,865
1,000,000		District of Columbia Revenue (Georgetown University), University Revenue Refunding Bonds (Series 2017), 5.00%, 4/1/2030	1,162,440
		TOTAL	1,764,305
		Florida—8.3%
1,000,000		Atlantic Beach, FL Health Care Facilities (Fleet Landing Project, FL), Revenue & Refunding Bonds (Series 2013A), 5.00%, 11/15/2028	1,084,620
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Florida—continued
$1,000,000		Broward County, FL Airport System, Airport Revenue Bonds (Series 2013A), 5.00%, 10/1/2021	$1,090,620
1,000,000		Hillsborough County, FL Aviation Authority (Tampa International Airport), Subordinated Revenue Refunding Bonds (Series 2013A), 5.00%, 10/1/2021	1,089,610
750,000		Miami Beach, FL Resort Tax, Revenue Bonds (Series 2015), 5.00%, 9/1/2028	864,877
1,000,000		Miami-Dade County, FL Aviation, Revenue Refunding Bonds (Series 2014), 5.00%, 10/1/2027	1,132,870
1,000,000		Palm Beach County, FL Health Facilities Authority (ACTS Retirement Life Communities, Inc), Retirement Communities Revenue Refunding Bonds (Series 2012), 5.00%, 11/15/2022	1,099,330
		TOTAL	6,361,927
		Georgia—4.3%
500,000		Atlanta, GA Water & Wastewater, Revenue Refunding Bonds (Series 2015), 5.00%, 11/1/2025	585,070
1,000,000		Georgia State, GO Refunding Bonds (Series 2017C), 5.00%, 7/1/2025	1,183,230
1,000,000	[1]	Main Street Natural Gas, Inc., GA, Gas Supply Revenue Bonds (Series 2018D) FRNs (Royal Bank of Canada GTD), 2.12%, (1-month USLIBOR x 0.67 +0.83%) 8/1/2048	997,550
500,000		Rockdale County, GA Development Authority (Pratt Paper, LLC), Revenue Refunding Bonds (Series 2018), 4.00%, 1/1/2038	505,545
		TOTAL	3,271,395
		Illinois—8.1%
500,000		Chicago, IL Board of Education, UT GO Dedicated Revenue Refunding Bonds (Series 2017C), 5.00%, 12/1/2023	522,425
1,000,000		Chicago, IL O'Hare International Airport, General Airport Third Lien Revenue Bonds (Series 2010F), 5.25%, 1/1/2022	1,048,850
1,000,000		Chicago, IL Water Revenue, Second Lien Water Revenue Bonds (Series 2000), 5.00%, 11/1/2030	1,121,570
1,000,000		Illinois State (Illinois State Sales Tax), Build Illinois Bonds (Series 2016C), 4.00%, 6/15/2023	1,063,180
1,000,000		Illinois State, UT GO Bonds (Series 2017D), 5.00%, 11/1/2026	1,071,510
200,000		Railsplitter Tobacco Settlement Authority, IL, Tobacco Settlement Revenue Bonds (Series 2017), 5.00%, 6/1/2028	227,474
1,000,000		Sales Tax Securitization Corp., IL, Sales Tax Revenue Bonds (Series 2017A), 5.00%, 1/1/2026	1,144,070
		TOTAL	6,199,079
		Indiana—2.3%
1,000,000		Indianapolis, IN Gas Utility Distribution System (Citizens Energy Group), Second Lien Revenue Refunding Bonds (Series 2017A), 5.00%, 8/15/2027	1,187,960
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Indiana—continued
$500,000	Whiting, IN Environmental Facilities, Revenue Bonds (Series 2016A), 5.00% TOBs, Mandatory Tender 3/1/2023	$561,735
	TOTAL	1,749,695
	Louisiana—1.5%
1,155,000	Louisiana Local Government Environmental Facilities CDA (Westlake Chemical Corp.), Revenue Refunding Bonds (Series 2017), 3.50%, 11/1/2032	1,140,793
	Maryland—1.4%
500,000	Anne Arundel County, MD, LT GO Bonds (Series 2018), 5.00%, 10/1/2034	592,415
500,000	Rockville, MD Mayor & City Council Economic Development Revenue Bonds (King Farm Presbyterian Retirement Community, Inc.), TEMPS-70 (Series 2017C-2), 3.00%, 11/1/2025	492,790
	TOTAL	1,085,205
	Massachusetts—0.6%
400,000	Massachusetts Development Finance Agency (Partners Healthcare Systems), Revenue Bonds (Series 2017S), 5.00%, 7/1/2028	477,160
	Michigan—6.3%
500,000	Michigan State Finance Authority Revenue (Great Lakes, MI Sewage Disposal System), Senior Lien Revenue Bonds (Series 2014 C-3), 5.00%, (AGM INS), 7/1/2029	562,535
500,000	Michigan State Finance Authority Revenue (Great Lakes, MI Water Authority), Senior Lien Revenue Bonds (Series 2014 D-2), 5.00%, (AGM INS), 7/1/2025	568,530
500,000	Michigan State Financial Authority (Trinity Healthcare Credit Group), Revenue Refunding Bonds (Series 2008C), 5.00%, 12/1/2030	590,215
1,000,000	Michigan Strategic Fund (Detroit Edison Co.), LO Revenue Refunding Bonds (Series 2008ET-2), 1.45% TOBs, Mandatory Tender 9/1/2021	959,330
1,000,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Bonds (Series 2007A), 6.00%, (Original Issue Yield: 6.125%), 6/1/2034	1,005,150
1,000,000	University of Michigan (The Regents of), Revenue Bonds (Series 2018A), 5.00%, 4/1/2024	1,158,190
	TOTAL	4,843,950
	Minnesota—0.7%
500,000	Minneapolis/St. Paul, MN Metropolitan Airports Commission, Subordinate Airport Revenue Refunding Bonds (Series 2014A), 5.00%, 1/1/2029	562,170
	Mississippi—2.2%
1,000,000	Lowndes County, MS Solid Waste Disposal (Weyerhaeuser Co.), PCR Refunding Bonds (Project A), 6.80%, 4/1/2022	1,138,630
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Mississippi—continued
$500,000		Mississippi State University, Revenue Refunding Bonds (Series 2017A), 4.00%, 8/1/2034	$529,075
		TOTAL	1,667,705
		New Jersey—5.4%
1,000,000		New Jersey EDA (Goethals Bridge Replacement Project), Tax-Exempt Private Activity Bonds (Series 2013), 5.25%, 1/1/2025	1,125,080
1,000,000		New Jersey EDA (New Jersey State), School Facilities Construction Refunding Bonds (Series 2012II), 5.00%, 3/1/2027	1,057,520
375,000		New Jersey EDA (United Airlines, Inc.), Special Facility Revenue Bonds (Series 2000B), 5.625%, 11/15/2030	425,115
925,000		New Jersey Turnpike Authority, Revenue Bonds (Series 2009H), 5.00%, 1/1/2020	942,057
575,000		New Jersey Turnpike Authority, Revenue Bonds (Series 2009H), 5.00%, (United States Treasury PRF 1/1/2019@100), 1/1/2020	586,172
		TOTAL	4,135,944
		New York—7.3%
1,000,000		Hudson Yards Infrastructure Corp. NY, Second Indenture Revenue Bonds (Series 2017A), 5.00%, 2/15/2039	1,147,940
1,000,000		Metropolitan Transportation Authority, NY (MTA Transportation Revenue), Transportation Revenue Refunding Bonds (Series 2016D), 5.00%, 11/15/2021	1,097,340
500,000		New York State Dormitory Authority (New York State Sales Tax Revenue Bond Fund), Revenue Bonds (Series 2018A), 5.00%, 3/15/2033	594,465
500,000	[2]	New York State Environmental Facilities Corp. (Casella Waste Systems, Inc.), Solid Waste Disposal Revenue Bonds (Series 2014), 3.75% TOBs, Mandatory Tender 12/2/2019	500,935
1,000,000		New York State Thruway Authority (New York State Thruway Authority—General Revenue), General Revenue Junior Indebtedness Obligations (Series 2016A), 5.00%, 1/1/2031	1,146,270
1,000,000		New York Transportation Development Corporation (American Airlines, Inc.), Special Facility Revenue Refunding Bonds (Series 2016), 5.00%, 8/1/2026	1,057,320
		TOTAL	5,544,270
		North Carolina—3.1%
1,000,000		North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue Bonds (Refunding Series 2016A), 5.00%, 1/1/2029	1,164,280
1,000,000		North Carolina State, LO Refunding Bonds (Series 2017B), 5.00%, 5/1/2025	1,173,620
		TOTAL	2,337,900
		Ohio—1.6%
570,000		Ohio State Higher Educational Facility Commission (Cleveland Clinic), Hospital Revenue Refunding Bonds (Series 2017A), 5.00%, 1/1/2033	670,480
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Ohio—continued
$500,000		Ohio State Turnpike & Infrastructure Commission, Revenue Refunding Bonds (Series 2017A), 5.00%, 2/15/2023	$564,280
		TOTAL	1,234,760
		Pennsylvania—6.0%
1,000,000		Allentown, PA Neighborhood Improvement Zone Development Authority, Tax Revenue Bonds (Series 2012A), 5.00%, 5/1/2025	1,075,510
1,000,000	[1]	Geisinger Authority, PA Health System, (Geisinger Health System), Health System Revenue Bonds (Series 2014B) FRNs, 2.41%, (1-month USLIBOR +1.07%), 6/1/2028	1,015,220
825,000		Luzerne County, PA, UT GO GTD Bonds (Series 2017A), 5.00% (AGM INS), 12/15/2029	936,713
1,425,000		Pennsylvania Economic Development Financing Authority (Pennsylvania Rapid Bridge Replacement), Tax-Exempt Private Activity Revenue Bonds (Series 2015), 5.00%, 12/31/2022	1,561,914
		TOTAL	4,589,357
		Tennessee—1.1%
750,000		Metropolitan Government of Nashville & Davidson County, TN Health & Educational Facilities Board (Vanderbilt University Medical Center), Revenue Bonds (Series 2016A), 5.00%, 7/1/2031	852,810
		Texas—14.9%
750,000		Austin, TX Airport System, Airport System Revenue Bonds (Series 2014), 5.00%, 11/15/2027	842,932
1,000,000		Clifton Higher Education Finance Corporation, TX (Idea Public Schools ), Education Revenue Bonds (Series 2012), 5.00%, 8/15/2032	1,054,030
1,000,000		Dallas, TX Waterworks & Sewer System, Revenue Refunding Bonds (Series 2017), 5.00%, 10/1/2024	1,159,340
750,000		Grand Parkway Transportation Corp., TX, BANs (Series 2018), 5.00%, 2/1/2023	834,383
640,000		Houston, TX Airport System (United Airlines, Inc.), Special Facilities Revenue Refunding Bonds (Series 2015B-2), 5.00%, 7/15/2020	673,677
1,000,000	[1]	Houston, TX Combined Utility System, First Lien Revenue Refunding Bonds (Series 2012A) FRNs, 1.96%, (SIFMA 7-day +0.90%), 5/15/2034	1,006,920
1,000,000		North Texas Tollway Authority, System Second Tier Revenue Refunding Bonds (Series 2015A), 5.00%, 1/1/2026	1,146,770
1,000,000		San Antonio, TX Electric & Gas System, Revenue Refunding Bonds (Series 2017), 5.00%, 2/1/2031	1,171,430
1,000,000		Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue Bonds (Series 2008D), 6.25%, (Bank of America Corp. GTD), 12/15/2026	1,169,560
1,000,000		Trinity River Authority Texas Regional Wastewater System, Revenue Refunding Bonds (Series 2016), 5.00%, 8/1/2026	1,183,440
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Texas—continued
$1,000,000		University of Texas System (The Board of Regents of), Revenue Financing System Bonds (Series 2016J), 5.00%, 8/15/2024	$1,163,870
		TOTAL	11,406,352
		Utah—1.4%
1,000,000		Salt Lake City, UT (Salt Lake City International Airport), Airport Revenue Bonds (Series 2017A), 5.00%, 7/1/2022	1,104,030
		Virginia—0.2%
130,000		Virginia Small Business Financing Authority (Covanta Energy Corp.), Solid Waste Disposal Revenue Bonds (Series 2018), 5.00% TOBs, Mandatory Tender 1/1/2023	132,382
		Washington—2.7%
860,000		Energy Northwest, WA, Project 3 Electric Revenue Refunding Bonds (Series 2014-C), 5.00%, 7/1/2028	985,156
1,000,000		Washington State, Refunding UT GO Bonds (Series R-2013A), 5.00%, 7/1/2024	1,111,020
		TOTAL	2,096,176
		West Virginia—0.7%
500,000		Mason County, WV (Appalachian Power Co.), PCRBs, 1.625% TOBs, Mandatory Tender 10/1/2018	499,125
		Wisconsin—1.5%
1,000,000	[2]	Public Finance Authority, WI (Celanese US Holdings LLC), Revenue Refunding Bonds (Series 2016C), 5.00%, 12/1/2025	1,129,720
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $74,399,158)	74,993,097
	[1]	SHORT-TERM MUNICIPALS—1.9%
		Alabama—1.9%
900,000		Walker County, AL Economic IDA (Alabama Power Co.), (Series 2007) Daily VRDNs, 1.15%, 6/1/2018	900,000
400,000		West Jefferson, AL IDB Solid Waste Disposal (Alabama Power Co.), (Series 2008) Daily VRDNs, 1.15%, 6/1/2018	400,000
100,000		Wilsonville, AL IDB (Alabama Power Co.), (Series 2008) Daily VRDNs, 1.15%, 6/1/2018	100,000
		TOTAL SHORT-TERM MUNICIPALS (IDENTIFIED COST $1,400,000)	1,400,000
		TOTAL INVESTMENT IN SECURITIES—99.9% (IDENTIFIED COST $75,799,158)[3]	76,393,097
		OTHER ASSETS AND LIABILITIES - NET—0.1%[4]	112,824
		TOTAL NET ASSETS—100%	$76,505,921
Securities that are subject to the federal alternative minimum tax (AMT) represent 19.5% of the Fund's portfolio as calculated based upon total market value (unaudited).
Annual Shareholder Report

1	Current rate and current maturity or next reset date shown for floating/variable rate demand instruments. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At May 31, 2018, these restricted securities amounted to $1,630,655, which represented 2.1% of total net assets.
3	Also represents cost for federal tax purposes.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at May 31, 2018.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of May 31, 2018, all investments of the Fund utilized Level 2 inputs in valuing the Fund's assets carried at fair value.
The following acronyms are used throughout this portfolio:
AGM	—Assured Guaranty Municipal Corp.
BANs	—Bond Anticipation Notes
CDA	—Community Development Authority
EDA	—Economic Development Authority
FRNs	—Floating Rate Notes
GO	—General Obligation
GTD	—Guaranteed
IDA	—Industrial Development Authority
IDB	—Industrial Development Bond
INS	—Insured
LIBOR	—London Interbank Offered Rates
LO	—Limited Obligation
LT	—Limited Tax
PCR	—Pollution Control Revenue
PCRBs	—Pollution Control Revenue Bonds
PRF	—Pre-refunded
SIFMA	—Securities Industry and Financial Markets Association
TEMPS	—Tax Exempt Mandatory Paydown Securities
TOBs	—Tender Option Bonds
UT	—Unlimited Tax
VRDNs	—Variable Rate Demand Notes
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares1
(For a Share Outstanding Throughout Each Period)
Year Ended May 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.13	$10.38	$10.08	$10.17	$10.41
Income From Investment Operations:
Net investment income	0.24[2]	0.25	0.26	0.26	0.27
Net realized and unrealized gain (loss)	(0.20)	(0.13)	0.32	(0.01)	(0.05)
TOTAL FROM INVESTMENT OPERATIONS	0.04	0.12	0.58	0.25	0.22
Less Distributions:
Distributions from net investment income	(0.24)	(0.25)	(0.26)	(0.26)	(0.27)
Distributions from net realized gain	(0.01)	(0.12)	(0.02)	(0.08)	(0.19)
TOTAL DISTRIBUTIONS	(0.25)	(0.37)	(0.28)	(0.34)	(0.46)
Net Asset Value, End of Period	$9.92	$10.13	$10.38	$10.08	$10.17
Total Return[3]	0.43%	1.17%	5.79%	2.50%	2.30%
Ratios to Average Net Assets:
Net expenses	0.47%[4]	0.40%	0.38%	0.38%	0.38%
Net investment income	2.39%	2.48%	2.56%	2.55%	2.70%
Expense waiver/reimbursement[5]	0.33%	0.36%	0.33%	0.35%	0.36%
Supplemental Data:
Net assets, end of period (000 omitted)	$14,563	$6,833	$5,021	$4,650	$3,504
Portfolio turnover	30%	35%	36%	37%	29%
1	Prior to December 29, 2017, Institutional Shares were designated as Class Y Shares.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratio is 0.47% for the year ended May 31, 2018, after taking into account this expense reduction.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Service Shares1
(For a Share Outstanding Throughout Each Period)
Year Ended May 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.13	$10.38	$10.08	$10.17	$10.41
Income From Investment Operations:
Net investment income	0.22[2]	0.23	0.24	0.24	0.25
Net realized and unrealized gain (loss)	(0.20)	(0.13)	0.32	(0.01)	(0.05)
TOTAL FROM INVESTMENT OPERATIONS	0.02	0.10	0.56	0.23	0.20
Less Distributions:
Distributions from net investment income	(0.22)	(0.23)	(0.24)	(0.24)	(0.25)
Distributions from net realized gain	(0.01)	(0.12)	(0.02)	(0.08)	(0.19)
TOTAL DISTRIBUTIONS	(0.23)	(0.35)	(0.26)	(0.32)	(0.44)
Net Asset Value, End of Period	$9.92	$10.13	$10.38	$10.08	$10.17
Total Return[3]	0.20%	0.99%	5.60%	2.32%	2.12%
Ratios to Average Net Assets:
Net expenses	0.69%[4]	0.58%	0.56%	0.56%	0.56%
Net investment income	2.16%	2.28%	2.38%	2.37%	2.52%
Expense waiver/reimbursement[5]	0.34%	0.42%	0.40%	0.41%	0.42%
Supplemental Data:
Net assets, end of period (000 omitted)	$61,943	$84,868	$107,010	$101,995	$89,705
Portfolio turnover	30%	35%	36%	37%	29%
1	Prior to December 29, 2017, Service Shares were designated as Institutional Shares.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratio is 0.69% for the year ended May 31, 2018, after taking into account this expense reduction.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
May 31, 2018
Assets:
Investment in securities, at value (identified cost $75,799,158)		$76,393,097
Cash		40,179
Income receivable		925,841
Receivable for shares sold		200
TOTAL ASSETS		77,359,317
Liabilities:
Payable for investments purchased	$630,000
Payable for shares redeemed	53,074
Income distribution payable	48,814
Payable for portfolio accounting fees	55,662
Payable for auditing fees	29,600
Payable for other service fees (Notes 2 and 5)	13,198
Payable for administrative fee (Note 5)	168
Payable for investment adviser fee (Note 5)	109
Accrued expenses (Note 5)	22,771
TOTAL LIABILITIES		853,396
Net assets for 7,709,687 shares outstanding		$76,505,921
Net Assets Consists of:
Paid-in capital		$75,644,526
Net unrealized appreciation		593,939
Accumulated net realized gain		266,215
Undistributed net investment income		1,241
TOTAL NET ASSETS		$76,505,921
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Institutional Shares:
$14,562,987 ÷ 1,467,664 shares outstanding, no par value, unlimited shares authorized		$9.92
Service Shares:
$61,942,934 ÷ 6,242,023 shares outstanding, no par value, unlimited shares authorized		$9.92
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended May 31, 2018
Investment Income:
Interest			$2,453,938
Expenses:
Investment adviser fee (Note 5)		$343,983
Administrative fee (Note 5)		68,622
Custodian fees		8,546
Transfer agent fees		36,018
Directors'/Trustees' fees (Note 5)		8,251
Auditing fees		29,600
Legal fees		10,165
Other service fees (Notes 2 and 5)		184,459
Portfolio accounting fees		88,327
Share registration costs		42,816
Printing and postage		18,590
Miscellaneous (Note 5)		26,991
TOTAL EXPENSES		866,368
Waiver, Reimbursement and Reduction:
Waiver of investment adviser fee (Note 5)	$(285,725)
Reimbursement of other operating expenses (Notes 2 and 5)	(9,477)
Reduction of custodian fees (Note 6)	(183)
TOTAL WAIVER, REIMBURSEMENT AND REDUCTION		(295,385)
Net expenses			570,983
Net investment income			1,882,955
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments			645,609
Net realized loss on futures contracts			(18,760)
Net change in unrealized appreciation of investments			(2,376,657)
Net realized and unrealized gain (loss) on investments and futures contracts			(1,749,808)
Change in net assets resulting from operations			$133,147
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended May 31	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,882,955	$2,330,108
Net realized gain	626,849	113,021
Net change in unrealized appreciation/depreciation	(2,376,657)	(1,955,011)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	133,147	488,118
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares*	(253,144)	(137,795)
Service Shares*	(1,667,378)	(2,154,852)
Distributions from net realized gain
Institutional Shares*	(7,738)	(60,232)
Service Shares*	(65,383)	(1,142,547)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,993,643)	(3,495,426)
Share Transactions:
Proceeds from sale of shares	15,803,752	12,587,765
Net asset value of shares issued to shareholders in payment of distributions declared	1,385,143	2,509,216
Cost of shares redeemed	(30,523,561)	(32,418,690)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(13,334,666)	(17,321,709)
Change in net assets	(15,195,162)	(20,329,017)
Net Assets:
Beginning of period	91,701,083	112,030,100
End of period (including undistributed net investment income of $1,241 and $38,808, respectively)	$76,505,921	$91,701,083
*	Prior to December 29, 2017, Institutional Shares were designated as Class Y Shares and Service Shares were designated as Institutional Shares.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
May 31, 2018
1. ORGANIZATION
Intermediate Municipal Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of one diversified portfolio, Federated Intermediate Municipal Trust (the “Fund”). The Fund offers two classes of shares: Institutional Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide current income exempt from federal regular income tax. Interest income from the Fund's investments may be subject to the federal AMT for individuals and state and local taxes.
Prior to December 29, 2017, the Institutional Shares were designated as Class Y Shares and Service Shares were designated as Institutional Shares.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Annual Shareholder Report

Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value of securities and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver, reimbursement and reduction of $295,385 is disclosed in various locations in this Note 2, Note 5 and Note 6.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Annual Shareholder Report

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Service Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended May 31, 2018, other service fees for the Fund were as follows:
	Other Service Fees Incurred	Other Service Fees Reimbursed
Service Shares	$184,459	$(9,477)
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended May 31, 2018, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of May 31, 2018, tax years 2015 through 2018 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase return and to manage duration, and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearing house, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.
Annual Shareholder Report

At May 31, 2018, the Fund had no outstanding futures contracts.
The average notional value of short futures contracts held by the Fund throughout the period is $874,207. This is based on amounts held as of each month end throughout the fiscal year.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional information on restricted securities held at May 31, 2018, is as follows:
Security	Acquisition Date	Cost	Market Value
New York State Environmental Facilities Corp. (Casella Waste Systems, Inc.), Solid Waste Disposal Revenue Bonds (Series 2014), 3.75% TOBs, Mandatory Tender 12/2/2019	12/11/2014	$500,000	$500,935
Public Finance Authority, WI (Celanese US Holdings LLC), Revenue Refunding Bonds (Series 2016C), 5.00%, 12/1/2025	2/19/2016	$1,093,308	$1,129,720
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended May 31, 2018
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$(18,760)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
Annual Shareholder Report

3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 5/31/2018		Year Ended 5/31/2017
Institutional Shares:[1]	Shares	Amount	Shares	Amount
Shares sold	938,450	$9,437,669	234,186	$2,339,661
Shares issued to shareholders in payment of distributions declared	639	6,343	987	9,916
Shares redeemed	(145,700)	(1,468,863)	(44,515)	(448,756)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	793,389	$7,975,149	190,658	$1,900,821

	Year Ended 5/31/2018		Year Ended 5/31/2017
Service Shares:[2]	Shares	Amount	Shares	Amount
Shares sold	634,096	$ 6,366,083	1,003,114	$10,248,104
Shares issued to shareholders in payment of distributions declared	137,403	1,378,800	248,020	2,499,300
Shares redeemed	(2,903,442)	(29,054,698)	(3,183,934)	(31,969,934)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(2,131,943)	$(21,309,815)	(1,932,800)	$(19,222,530)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(1,338,554)	$(13,334,666)	(1,742,142)	$(17,321,709)
1	Prior to December 29, 2017, Institutional Shares were designated as Class Y Shares.
2	Prior to December 29, 2017, Service Shares were designated as Institutional Shares.

4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended May 31, 2018 and 2017, was as follows:
	2018	2017
Tax-exempt income	$1,920,522	$2,291,924
Ordinary Income[1]	$—	$518,194
Long-term capital gains	$73,121	$685,308
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of May 31, 2018, the components of distributable earnings on a tax-basis were as follows:
Undistributed tax-exempt income	$1,241
Undistributed long-term capital gains	$266,215
Net unrealized appreciation	$593,939
Annual Shareholder Report

At May 31, 2018, the cost of investments for federal tax purposes was $75,799,158. The net unrealized appreciation of investments for federal tax purposes was $593,939. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,169,310 and net unrealized depreciation from investments for those securities having an excess of cost over value of $575,371.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.40% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended May 31, 2018, the Adviser voluntarily waived $285,725 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended May 31, 2018, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Other Service Fees
For the year ended May 31, 2018, FSSC received $1,382 of the other service fees disclosed in Note 2.
Annual Shareholder Report

Expense Limitation
The Adviser and certain of its affiliates (which may include FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Institutional Shares and Service Shares (after the voluntary waivers and reimbursements) will not exceed 0.45% and 0.70% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) August 1, 2019; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended May 31, 2018, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $46,550,000 and $42,650,000, respectively.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. Expense reduction
Through arrangements with the Fund's custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended May 31, 2018, the Fund's expenses were reduced by $183 under these arrangements.
7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended May 31, 2018, were as follows:
Purchases	$23,241,150
Sales	$32,957,338
Annual Shareholder Report

8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of May 31, 2018, the Fund had no outstanding loans. During the year ended May 31, 2018, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of May 31, 2018, there were no outstanding loans. During the year ended May 31, 2018, the program was not utilized.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended May 31, 2018, the amount of long-term capital gains designated by the fund was $73,121. For the fiscal year ended May 31, 2018, 100% of the distribution from net investment income is exempt from the federal income tax, other than the federal AMT.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF INTERMEDIATE MUNICIPAL TRUST AND
SHAREHOLDERS OF FEDERATED INTERMEDIATE MUNICIPAL TRUST:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Intermediate Municipal Trust (the “Fund”) (the sole portfolio of Intermediate Municipal Trust), including the portfolio of investments, as of May 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
July 26, 2018

Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2017 to May 31, 2018.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 12/1/2017	Ending Account Value 5/31/2018	Expenses Paid During Period[1]
Actual:
Institutional Shares[2]	$1,000	$1,000.90	$2.34
Service Shares[3]	$1,000	$999.70	$3.59
Hypothetical (assuming a 5% return before expenses):
Institutional Shares[2]	$1,000	$1,022.59	$2.37
Service Shares[3]	$1,000	$1,021.34	$3.63
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Institutional Shares[2]	0.47%
Service Shares[3]	0.72%
2	On December 29, 2017, Class Y Shares were re-designated as Institutional Shares.
3	On December 29, 2017, Institutional Shares were re-designated as Service Shares.
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2017, the Trust comprised one portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 108 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: October 1999	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: September 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Regent, St. Vincent Seminary; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: March 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: September 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.)
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: March 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
Annual Shareholder Report

OFFICERS
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 Vice President Officer since: May 1985	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: February 2010	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2018
Federated Intermediate Municipal Trust (the “Fund”)
At its meetings in May 2018, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties included specified responsibilities relating to the process by which advisory fees are to be charged to a fund advised by Federated Investment Management Company (the “Adviser”) or its affiliates (collectively, “Federated”) (each, a “Federated fund”). The Senior Officer's responsibilities included preparing and furnishing to the Board an annual independent written evaluation that covered topics discussed below. In December 2017, the Senior Officer position was eliminated. Notwithstanding the elimination of the Senior Officer position, at the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2018 meetings an independent written evaluation covering substantially the same topics that had been covered in the Senior Officer's written evaluation in prior years. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. Consistent with the former Senior Officer position, the CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including
Annual Shareholder Report

research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the Adviser or its affiliates for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds. The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the
Annual Shareholder Report

reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
Annual Shareholder Report

The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated funds (e.g., institutional and separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risk in managing the Fund and other Federated funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated funds' advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver
Annual Shareholder Report

competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within a Peer Group.
For the one-year, three-year and five-year periods covered by the CCO Fee Evaluation Report, the Fund's performance was above the median of the relevant Peer Group.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a Federated fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated funds in response to the CCO's recommendations.
Annual Shareholder Report

Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be shared with the Federated fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. The Board also noted the absence of any applicable
Annual Shareholder Report

regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Intermediate Municipal Trust
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 458810603
CUSIP 458810108
28510 (7/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 – $29,600

Fiscal year ended 2017 - $28,600

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $0

Fiscal year ended 2017 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $0

Fiscal year ended 2017 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $0

Fiscal year ended 2017 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2018 – 0%

Fiscal year ended 2017 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2018 – 0%

Fiscal year ended 2017 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2018 – 0%

Fiscal year ended 2017 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2018 - $1,059,050

Fiscal year ended 2017 - $259,287

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The registrant’s management and Audit Committee continue to believe that the registrant’s registered public accounting firm, Ernst & Young LLP (“EY”), has the ability to exercise objective and impartial judgment on all issues encompassed within their audit services. EY is required to make a determination that it satisfies certain independence requirements under the federal securities laws. Like other registrants, there is a risk that activities or relationships of EY, or its partners or employees, can prevent a determination from being made that it satisfies such independence requirements with respect to the registrant, which could render it ineligible to serve as the registrant’s independent public accountant.

In its required communications to the Audit Committee of the registrant’s Board, EY informed the Audit Committee that EY and/ or covered person professionals within EY maintain lending relationships with certain owners of greater than 10% of the shares of the registrant and/or certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY informed the Audit Committee that EY believes that these lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY and the registrant. On September 22, 2017, the SEC extended the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter. On May 2, 2018, the SEC proposed amendments to the Loan Rule, which, if adopted as proposed, would refocus the analysis that must be conducted to determine whether an auditor is independent when the auditor has a lending relationship with certain shareholders of an audit client at any time during an audit or professional engagement period.

Additionally, on July 18, 2018, EY informed the registrant that Rule 2-01(c)(1)(i)(A) of Regulation S-X (“Investment Rule”) also has been implicated since July 2, 2018. The Investment Rule prohibits public accounting firms, or covered person professionals and their immediate family members, from having certain direct financial investments in their audit clients and affiliated entities. EY recently informed the registrant that a pension trust of a non-US affiliated entity of EY had previously made and maintains an investment in a fund (“Hermes Fund”) managed by Hermes Alternative Investment Management Limited (“HAIML”), which is a wholly owned subsidiary of Hermes Fund Managers Limited (“HFML”). The pension trust’s investment in the Hermes Fund imvolves the Investment Rule because an indirect wholly owned subsidiary of Federated Investors, Inc. (an affiliate of the registrant’s adviser), acquired a 60% majority interest in HFML on July 2, 2018, effective July 1, 2018 (“Hermes Acquisition”). The pension trust first invested in the Hermes Fund in 2007, well prior to the Hermes Acquisition. The pension trust’s investment represents less than 3.3% of the Hermes Fund’s assets as of July 18, 2018. EY subsequently informed the registrant that EY’s affiliated entity’s pension trust has submitted an irrevocable redemption notice to redeem its investment in the Hermes Fund. Pursuant to the redemption terms of the Hermes Fund, the pension trust’s redemption cannot be effected until December 26, 2018 at the earliest. The redemption notice cannot be revoked by the pension trust. The redemption notice would only be revoked by HAIML, as the adviser for Hermes Fund, if, and to the extent, the pension trust successfully sells its interest in the Hermes Fund in a secondary market transaction. EY also informed the registrant that the pension trust simultaneously submitted a request to HAIML to conduct a secondary market auction for the pension trust’s interests in the Hermes Fund. If this secondary market auction is successful, or if the pension trust is successful in pursuing a direct secondary market sale to a single buyer, such a secondary market transaction would allow all or part of its interest in the Hermes Fund to be sold, and its investment to be eliminated or reduced, as soon as August 2018. In addition, the only voting rights shareholders of the Hermes Fund have under the Hermes Fund’s governing documents relate to key appointments, including the election of the non-executive members of the Hermes Fund’s committee, the appointment of the Hermes Fund’s trustee and the adoption of the Hermes Fund’s financial statements. The next meeting of the Hermes Fund at which shareholders can vote on the election of members to the Hermes Fund’s committee is not until June 2019, and the size of the pension trust’s investment in the Hermes Fund would not allow it to unilaterally elect a committee member or the trustee. EY does not audit the Hermes Fund and the Hermes Fund’s assets and operations are not consolidated in the registrant’s financial statements that are subject to audit by EY. Finally, no member of EY’s audit team that provides audit services to the registrant is a beneficiary of EY’s affiliated entity’s pension trust. Management has reviewed this matter with the registrant’s Audit Committee, and, based on that review, as well as a letter from EY to the registrant dated July 26, 2018, in which EY indicated that it had determined that this matter does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements for the registrant and the belief that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit, the registrant’s management and Audit Committee have made a determination that such matter does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements for the registrant.

If it were to be determined that, with respect to the Loan Rule, the relief available under the Letter was improperly relied upon, or that the independence requirements under the federal securities laws were not complied with regarding the registrant, for certain periods, and/or given the implication of the Investment Rule for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may be determined not to be consistent with or comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Intermediate Municipal Trust

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date July 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date July 26, 2018

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date July 26, 2018